UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2025
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CapsoVision, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42705	20-3369494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18805 Cox Avenue, Suite 250 Saratoga, California	95070
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408)-624-1488
n/a
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, $0.001 par value per share	CV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2025, Rebecca Petersen notified CapsoVision, Inc. (the “Company”) of her planned retirement as the Company’s Senior Director of Clinical Affairs, effective October 15, 2025. Concurrently, the Company promoted Ms. Keri Jorgenson to Director of Clinical Operations and Ms. Jorgenson, together with the other members of the clinical operations team, will assume responsibility of the Company’s clinical development operations and activities. The Company does not anticipate any disruption to its clinical development operations and activities during this transition. Ms. Jorgenson joined CapsoVision in March 2022 and most recently served as the Company’s Senior Clinical Project Manager, working closely with Ms. Petersen and the Company’s broad, experienced clinical operations team.

To facilitate a smooth transition, Ms. Petersen has agreed to provide consulting services to the Company and the clinical operations team and will enter into a consulting agreement to take effect on October 16, 2025. The Company will pay Ms. Petersen an hourly rate of $150 per hour for the services she provides under the consulting agreement. The consulting agreement may generally be terminated by either the Company or Ms. Petersen upon three days’ notice to the other party. During her service period, Ms. Petersen’s currently outstanding unvested employee stock options will continue to vest in accordance with their existing vesting schedule. The foregoing description of the consulting agreement is qualified in its entirety by reference to the complete text of the consulting agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOVISION, INC.

Date: September 26, 2025	By:	/s/ Kang-Huai (Johnny) Wang
	Name:	Kang-Huai (Johnny) Wang
	Title	President and Chief Executive Officer